UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 16, 2015

THE JOINT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36724	90-0544160
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

16767 N. Perimeter Drive, Suite 240

Scottsdale, AZ 85260

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(480) 245-5960

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On December 16, 2015, John Leonesio notified the Company that he was resigning from the Board of Directors effective at the close of business on December 31, 2015. Mr. Leonesio’s decision to resign did not involve any dispute or disagreement with the Company, the Company’s management, or the Board of Directors.

A copy of the press release dated December 22, 2015 announcing Mr. Leonesio’s resignation is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated December 22, 2015

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2015.

The Joint Corp.

By	/s/John B. Richards
John B. Richards
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 22, 2015